PROTAGENIC THERAPEUTICS

TCAP: a novel drug therapy for mental illness

February 2019

Cautionary Statements

- This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. The Company has made every reasonable effort to ensure the information and assumptions on which these statements are based are current, reasonable and complete. However, a variety of factors, many of which are beyond the Company's control, affect the Company's operations, performance, business strategy and results and there can be no assurances that the Company's actual results will not differ materially from those indicated herein. Additional written and oral forward-looking statements may be made by the Company from time to time. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements.

- These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Protagenic Therapeutics (PTIX)

Developing novel drugs with breakthrough potential to treat stress-related disorders

Science Highlights

- PTIX's lead compound (PT00114) is a synthetic version of TCAP-1, a naturally-occurring brain peptide that **plays a key role in counterbalancing stress responses**
- CRF is fundamental to driving excessive stress and is implicated in various acute and chronic mental illnesses; many attempts to directly block CRF at its receptor(s) with small molecule antagonists have failed to show clinical efficacy in target illnesses
- PT00114 counters the effects of stress mediators such as CRF (Corticotropin Releasing Factor) **but acts through its own receptor system downstream of CRF**
- PT00114 has been shown to work much better than CRF-R1 antagonists in animal models of stress-induced behavioral dysfunction
- PT00114 also has effect in restoring the brain to a healthy state, repairing synapses and neurons, and promoting improved energy use and signaling in the brain

PROTAGENIC THERAPEUTICS

Protagenic Therapeutics (PTIX)

Developing novel drugs with breakthrough potential to treat stress-related disorders

Business Highlights

- Initial target indications are **PTSD and Drug & Alcohol Addiction**, each significant unmet medical needs
- PT00114 has **compelling pharmacological activity** in several well-established animal models of PTSD, Drug Addiction, and Depression, with **immediate and long lasting effect**, and **no negative safety or toxicity** impacts
- PTIX has established **partnerships with the NIAAA** (subsidiary of NIH) **and the Walter Reid Army Institute of Research**, two of the leading medical institutions in the PTSD and Addiction arenas
- Led by an **experienced team of industry veterans**, PTIX is planning to complete IND-enabling work and to progress PT00114 into human safety & efficacy studies, all to be completed in 18-24 months
- PTIX could be in an advantageous position to commercialize PT00114 in several multi billion-dollar drug markets, creating significant value in a short time period

PROTAGENIC THERAPEUTICS

Stress pervades modern life, and underlies many illnesses, both mental and physical





We are not evolutionarily built to cope with the levels of stress common in our society today

This leads to major stress-related illnesses, like PTSD, Drug & Alcohol Addiction, and Depression

Stress is central to the acute and chronic action of these conditions



Condition-prone person
(past trauma and/or history of substance abuse)
STRESS LEVEL
CONDITION MANIFESTATION

Stress has an exacerbating effect, causing continual brain impairment, increased physical & emotional harm, and intensified stress-related behaviors

Reducing stress is critical to breaking this vicious cycle

PROTAGENIC THERAPEUTICS

PTSD: a public health crisis



160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
# of military veterans
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Veterans receiving care in the Veterans Healthcare Administration for comorbid PTSD and substance use disorder, by year

24

Million people affected by PTSD in the US at any given time

$8,300

Average annual treatment cost per patient

22

US war veterans who commit suicide each day

PROTAGENIC THERAPEUTICS

Drug & Alcohol Addiction: a national emergency

Cost per patient:
$10,000/yr.

Cost to society:
$200,000,000,000/yr.

Drug overdose deaths, 1980 to 2017



70,237 people
Died from drug overdoses in the US in 2017
60,000
50,000
40,000
30,000
20,000
10,000
28,466 deaths
Involved Fentanyl or a similar drug
1980
1990
2000
2010

PROTAGENIC THERAPEUTICS

Depression: a growing global epidemic



Prevalence of diagnosed clinical depression
7%
6%
5.5%
5%
4.5%
4%
Max Fisher/Washington Post

5%

Of the global population

$17,000

Annual treatment cost for Treatment-Resistant Depression

16M

Americans had a major depressive episode in 2016

PROTAGENIC THERAPEUTICS

The impact of stress on the brain is clear in many illnesses

HEALTHY BRAIN



DEPRESSED BRAIN



Denotes disruption in brain circuits, physical abnormalities from psychological trauma

The impact of stress on the brain is clear in many illnesses

HEALTHY BRAIN



BRAIN w/ PTSD



Red = increased levels of mGluR5, associated with stress-related behaviors

Stress is amplified by CRF

Corticotropin Releasing Factor (CRF) is a brain hormone that plays a central role in stress responses



Stress signal
Stress signal
Stress signal
CRF
IL-1,
IL-6,
TNF-α
Pituitary
CRF
CRF1
POMC
Immune cells
ACTH
Hypothalamus
Blood vessel
Systemic circulation
Adrenal cortex
Kidney
Cortisol

Behavioral Effects of CRF:

Increased anxiety

Disrupted sleep

Dietary abnormalities

Disrupted sexual behavior

Overall dysphoria

These are also common symptoms of PTSD, Addiction, and Depression

Hundreds of papers substantiate a fundamental role of CRF in these conditions

PROTAGENIC THERAPEUTICS

Stress responses are a double-edged sword

In threatening environments, heightened alertness and rapid, even exaggerated responses to perceived danger can be life saving…





…confronted with danger, excessive responses to stress can be harmful, leading to poor health outcomes

TCAP evolved to keep stress responses in the useful, adaptive range…and to avoid "deer in the headlights" stress overdrive

TCAP is the body's natural anti-CRF agent

TCAP (Teneurin C-terminal Associated Peptides) interferes with CRF at the cellular level

- Works on nerve receptors in brain regions controlling fear, stress, memory, and emotion
- Dampens stress "overdrive" response characteristic of mood disorders and stress-related behavior
- TCAP sequence has been conserved over millions of years, an indicator of important brain function
- Modulating negative effects of CRF by antagonizing CRF receptors has long been a medical goal



post-synaptic membrane
Teneurin
Neurexin
Fibronectin leucine-rich transmembrane protein (FLRT)
α-dystroglycan
TCAP
Latrophilin (LPHN)
β-dystroglycan
Gq 11
MEK1/2
pre-synaptic membrane
ERK1/2
cytoskeletal reorganization

Schematic interpretation of the teneurin/TCAP-Latrophilin complex in the trans-synaptic region

PT00114 is PTIX's TCAP analog

Has shown profound effect in counteracting CRF-induced stress response, and alleviating physical and emotional impacts of Addiction, PTSD, and Anxiety & Depression

- Peptide proven to cross the blood-brain barrier
- Immediate (within three hours of first dose) and long lasting (up to 21 days after a dose) effect
- No signs of toxicity or side effects
- Can be administered intravenously, subcutaneously, nasally, or buccally



TM domain
EGF-like repeats
Cysteine residues
YD repeats
TCAP
EF EF pp pp
NH2
COOH
Intracellular
Extracellular

Schematic of Teneurin-TCAP protein structure

PTIX owns the only synthetic version of TCAP (PT00114), and has patents on its composition and methods of use

PROTAGENIC THERAPEUTICS

Comparing TCAP to CRF-R1 Antagonists

Given the clinical failures of drugs targeting CRF receptors, why we'll have a different outcome with TCAP

Attribute	TCAP	CRF-R1 Antagonists
Mechanism of Action	Taps into natural regulatory system that has evolved over millions of years to combat negative effects of excessive stress	Blocks only one of two receptors for CRF, one natural stress mediator
Downstream Effect	Likely blocks effects of both excessive CRF and Arginine Vasopressin (AVP), key hormones in mediating stress response	Low clinical efficacy despite blocking CRF-R1 in humans; does not effect AVP
Lasting Effect	Shows acute efficacy signal while also producing changes in neural connections and behavioral benefit lasting weeks after a single dose	CRF-R1 antagonists act while present, to counteract an acute condition (effects wane in chronically stressed animals)
Clinical Success	Targeting indications where we're confident we can see objective efficacy signal that imply efficacy with meaningful commercial impact (PTSD, Drug & Alcohol Addiction)	Clinical setting designed for testing chronic efficacy; trials did not focus on patients with evidence of stress-driven psychopathology

PT00114 is remarkably effective in alleviating stress-driven responses in many well-accepted animal models


Jumps indicate severe withdrawal (stress) response
This mouse was treated with TCAP
0
9
This mouse was not

Footage from Saelens Test, a standard animal model of Opioid withdrawal response in mice

(Link to full video: https://www.wevideo.com/view/1273512962)

PT00114 counteracts the physical & emotional effects of addiction

Results from Saelens Test, a standard model of opioid withdrawal, show compelling effect

severe withdrawal symptoms in untreated mouse



# of Jumps per 20 Minutes (average)
80
70
60
50
40
30
20
10
0
8
75
52
25
Control
Untreated
Pfizer CRF-R1
PT00114

Maximal response seen with CRF-R1 antagonist;
PT00114 demonstrably outperforms a Pfizer CRF antagonist

PT00114 single-dose lasts for weeks (vs. hours for Pfizer drug)

PT00114 significantly prevents CRF-dependent withdrawal symptoms from both Morphine and Fentanyl

PROTAGENIC THERAPEUTICS

PT00114 counteracts the physical & emotional effects of addiction

Results from Cocaine Reinstatement Test show similar impact of TCAP on addictive behavior

Self-Administration of Cocaine (lever responses, 1 hour)

frantic drug seeking in untreated, addicted population


25
20
15
10
5
0
9
16
11
10
Control
PT00114 (3000 pmol)
Non-stressed (not addicted)
Stressed (addicted)

restoration to normal (non-addicted) behavior with higher PT00114 dose

PT00114 reduces stress-induced addictive behavior in cocaine reinstated rats

PT00114 counteracts the physical and emotional impacts of PTSD

Results from a well established PTSD model (Chronic Social Defeat) showed compelling effect of TCAP

Aggressive Contact Time (minutes)


60
50
40
30
20
10
0
37
40
48
Control
PT00114 (50 nmol/kg)
PT00114 (100 nmol/kg)

Higher number denotes less fearful, "socially defeated" behavior in treated population

Open Field Rearings (total #)


80
70
60
50
40
30
20
10
0
74
58
48
Control
PT00114 (10 nmol/kg)
PT00114 (50 nmol/kg)

Lower number denotes less anxious behavior in treated population

PT00114 led to substantial reduction in stress-related anxious behaviors, <u>with no impact to motor function</u>

PROTAGENIC THERAPEUTICS

PT00114 has effect in restoring the brain to a healthy state

TCAP repairs synapses and neurons, promoting improved energy use and signaling in the brain


Saline
TCAP

Significant increase in dendritic spine density in hippocampal regions (higher density = greater neuron signaling capacity, energy use)


Saline
TCAP-1
3 h

Increase in activity in neural regions within 3 hours of a single dose of TCAP-1

PTIX's team is made up of industry veterans with decades of combined experience building human health & therapeutics companies



Garo Armen, Ph.D., Co-Founder, Executive Chairman
Chairman & CEO of Agenus, Inc.
Former Chairman of Elan Corp.
Architect of Immunex-Lederle merger



Robert B. Stein, M.D., Ph. D., Board Member, Chief Scientific Officer
Former President & CSO of Incyte Pharmaceuticals, Roche Palo Alto. Scientific Advisor to Takeda Pharmaceuticals

Zack Armen
Strategic Advisor
Senior roles at Goldman Sachs and Flagship Pioneering; MIT Sloan; co-founder of CiBO Technologies

Andrew Slee, Ph. D.,
Head of Pharmacology
37-year career in pharma, including senior roles at DuPont Merck, SelectX Pharmaceuticals, and Agenus.

PROTAGENIC THERAPEUTICS

IP portfolio covers PT00114 composition and methods of use

*Go-forward IP strategy will focus on **extending patent coverage on foundational COM patent**, and broadening coverage across indications, administration methods, and dosage levels*

Patent Family	Title	Location and Key Claim(s)	Initial Patent Term
1	Teneurin C-Terminal Associated Peptides (TCAP) and Methods and Uses Thereof	Describes TCAP 1-4. and anxiolytic and anxiogenic use. Claims in EP, CA, AU cover all 4 TCAP peptides and nucleic acid coding sequences. Claims in US cover TCAP-1 38 – 41 mer	May 2, 2023
2	A Method of Regulating Neurite Growth	US (Granted)	May 2, 2023
3	Method for Modulating Insulin-Independent Glucose Transport Using Teneurin C-Terminal Associated Peptide (TCAP)	US (Pending), CA (Pending), UK (Pending)	July 21, 2035
4	Compositions, Methods and Uses for Enhancing Muscle Function	WO (Pending)	Sept. 26, 2037
5	Compositions, Methods and Uses for Treating Post-Traumatic Stress Disorder	WO (Pending); a method for preventing and/or treating post-traumatic stress disorder in a subject in need thereof comprising administering to the subject a therapeutically effective amount of a TCAP-1 peptide	October 12, 2038
6	Compositions, Methods and Uses for Treating Opioid Addiction	US Provisional; a method for preventing and/or treating opioid addiction in a subject in need thereof comprising administering to the subject a therapeutically effective amount of a TCAP-1 peptide	March 13, 2039

PTIX is partnered with preeminent investigators in PTSD, Addiction, and is in partnership discussions with various Pharma companies

NIH NIAAA

Partnering with Dr. George Koob, Director of the NIAAA, and a KOL in the mental health space

Funding animal studies using PT00114 in relevant, validated animal models of alcohol abuse (Q1/Q2 2019)

WRAIR Walter Reed Army Institute of Research Soldier Health • World Health

Preeminent government research hospital; focused on Veterans health

Funding a study using PT00114 in the standard PTSD animal model they've developed (Q1/Q2 2019)

Global Pharma Companies

Interest in partnering for specific pre-IND studies and clinical studies in one or more key indications

PROTAGENIC THERAPEUTICS

2019-2020 development and operational plan

PTIX is planning to complete IND-enabling studies for PT00114 and to advance into human clinical studies (Phase I: safety and dose response, and Phase II: initial efficacy trials)



2019
2020
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Pre-IND
Final safety and toxicology animal study
IND write-up and filing
Final dosing work for Phase I
IND approval
Phase I
Site selection, patient enrollment
Trial
Analysis of results
First-in-man studies
Human safety data
Phase II-A
Patient enrollment
Trial
Analysis of results
Human efficacy
Additional Operational Workstreams
IP strategy (patent work and filings, etc.)
Production (formulation, mfg. design, etc.)

Goal: completion of Phase I and II clinical trials within 18-24 months

PROTAGENIC THERAPEUTICS

Phase 1: dose response studies in healthy people

- Initial clinical studies in healthy volunteers, given the absence of toxicity issues in all PT00114 animal studies performed thus far
- Standard 3+3 dose SAD and MAD escalation studies; 15-20 people, observed over 8-10 week period
- We've tested dose levels up to 30 mg/kg in rats and 10 mg/kg in monkeys in five-day, non-GLP dose-range finding tox studies, with no adverse effects observed
  - Very high doses relative to expected clinical doses, underscoring the strong safety profile of PT00114
- Observed compelling efficacy signal at significantly lower dose levels in animals (*e.g.*, full efficacy at 1.5 mg/kg in rats in acute opioid withdrawal)
- Measure biochemical endpoints (any changes to standard circulating measures related to safety/toxicity; will also measure cortisol levels and other markers)
- Choose RP2D (Recommended Phase 2 Dose)

9-12 months from IND approval through analysis of results

PROTAGENIC THERAPEUTICS

Phase 2: efficacy signal-seeking studies in patients

- Exploratory efficacy studies in small populations of patients in target indications (PTSD and Drug & Alcohol Addiction) to seek pharmacological signal and biomarker efficacy
- Enroll subset of patients with pathobiology related to stress-components of PTSD and Addiction, testing for objectively measurable readouts (saving subjective readouts with high "noise" potential for large, registration studies once de-risked by positive results in these smaller studies)
  - Susceptibility to cortisol elevation
  - fMRI-assessments of brain function
  - Sleep disturbances
  - Other biochemical markers (*e.g.*, HPA activity, inflammatory markers in CSF, etc.)
- Profile each patient thoroughly before testing to establish baseline, and measure changes in that patient after treatment with either PT00114 or placebo
- Two-fold benefit: (1) demonstrate pharmacological benefits of TCAP in humans, (2) inform design of FDA registration studies based on data, refined view of highest potential indications

9 months from FPI Phase 2 through analysis of results

PT00114 can disrupt neuropsychiatric therapeutics industry

Potential breakthrough in the treatment of mental illness

- PT00114 acts through the body's intrinsic mechanism to mediate stress
- Compelling pre-clinical efficacy in stress-driven behavioral models of Addiction, PTSD, Anxiety, and Depression
- Powerfully addresses voids in treatment options for many disorders growing in societal impact and treatment cost
- Partnership interest from public and private sector entities at the forefront of the CNS space
- Clear path to clinical development in major indications with rapid, objective efficacy and safety readouts
- Top notch, execution-oriented team with deep experience in pharma/biotech industry

For more information, contact:

Regarding science or business development questions:

Zack Armen
Strategic Advisor
917-362-1370
zack.armen@protagenic.com

Regarding all other questions:

Alexander K. Arrow, MD, CFA
Chief Financial Officer
213-260-4342
alex.arrow@protagenic.com

PROTAGENIC THERAPEUTICS